UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on July 30, 2020, PDL BioPharma, Inc. (“PDL”) announced that it had entered into a Share Purchase Agreement (the “Agreement”) with CAT Capital Bidco Limited (“Buyer”), an indirect, wholly-owned subsidiary of Stanley Capital Limited (“Stanley Capital”), under which PDL agreed to sell 100% of the outstanding share capital and capital stock in PDL’s wholly-owned subsidiaries, Noden Pharma DAC and Noden Pharma USA, Inc. (the “Noden Sale”). The Noden Sale closed on September 99, 2020. The total value of the transaction will result in payments to PDL of up to $52.83 million in cash, $4.58 million greater than previously announced. There is an additional $3.86 million to be paid to PDL in four equal quarterly installments from January 2023 to October 2023, primarily due to the incremental cash accumulated in the business since July 31, 2020.

A description of the Agreement is included in PDL’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2020 and is incorporated herein by reference. The description of the Agreement is only a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 in PDL’s Quarterly Report on Form 10-Q with the SEC on August 10, 2020. The businesses comprising the Noden Sale are classified as discontinued operations in PDL’s consolidated financial statements included in Part II, Item 8 of Exhibit 99.1 of PDL’s Current Report on Form 8-K filed with the SEC on June 30, 2020 and Part I, Item 1 of PDL’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 10, 2020.
A copy of PDL’s press release dated September 9, 2020 announcing the closing of the Noden Sale is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: September 9, 2020

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 9, 2020